SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

BioZone Pharmaceuticals, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-146182	20-5978559
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(Zip Code)

(201) 608-5101
(Registrant’s Telephone Number, Including Area Code)

4400 Biscayne Boulevard, Miami, FL 33137
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes were purchased by the Investors pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) entered into on February 28, 2011 and further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2011. Initially, the Notes were due on September 28, 2011. As described in Item 3.02 below, which contains information that is required to be disclosed under this Item 2.03 and is hereby incorporated by reference into this Item, effective October 28, the Investors agreed to extend the maturity date of the Notes to October 29, 2011(the “Extension Agreement”).

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement.

As of October 29, 2011, BioZone Pharmaceuticals, Inc. (the “Company”) is in default with respect to eleven senior secured convertible promissory notes (the “Notes”) issued to various accredited investors (the “Investors”) with an aggregate principal amount of $2,250,000 due to the fact that the Company has not paid the amount due on maturity.

Item 3.02.	Unregistered Sales of Equity Securities.

The following is a brief summary of the Extension Agreement. The summary is not complete, and is qualified in its entirety by reference to the full text of the Extension Agreement, which is attached as an exhibit to this Current Report on Form 8-K, along with the full text of the Purchase Agreement and that certain Registration Rights Agreement entered into on February 28, 2011(the “Registration Rights Agreement”) by the Company and the Investors and further described in the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2011.  Readers should review the full text of the Extension Agreement, Purchase Agreement and Registration Rights Agreement for a more complete understanding of the terms and conditions associated with this transaction.

Pursuant to the Extension Agreement, which is dated as of October 19, 2011 but was executed on October 28, 2011, the maturity date of the Notes was extended from September 28, 2011 to October 29, 2011 (the “New Maturity Date”).  The Company is required to repay the Notes plus accrued and unpaid interest on the New Maturity Date.  Except as modified by the following sentence, each outstanding Note shall continue to bear interest at the rate of 10% per year until paid in full or converted as provided in the Notes.  As consideration for the agreement by the Investors to enter into the Extension Agreement, the Company (i) issued to the Investors an aggregate of 112,500 shares of its common stock, par value $0.001 per share, equal to that number of shares of common stock determined by (x) multiplying the principal amount of each Investor’s Note by 5% (y) divided by $1.00, rounded up to the next whole share and (ii) paid to the Investors an aggregate of $135,000, or 1% of the aggregate principal amount of the outstanding Notes, pro rata to each Investor based on each Investor’s respective investment in the Notes, as additional interest for the period beginning on February 28, 2011 (the date the Investors placed the principal amount in escrow) and ending on March 28, 2011.  The 112,500 shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated by the SEC thereunder.  The Company agreed to provide piggyback registration rights with respect to the 112,500 shares on the same terms and conditions provided for the registrable securities in the Registration Rights Agreement.

The Company has agreed that if it fails to repay the Notes on or before the New Maturity Date, then the Company will, in addition to the interest due under the Notes pursuant to the Purchase Agreement, pay an additional 2% (annualized) for each 30 day period all or any portion of the principal, delay penalties or accrued interest remain unpaid, subject to a maximum aggregate interest rate of 20% (the sum of the 10% interest rate plus 2% for each 30 day delay period), with such 2% being calculated on the full principal amount regardless of whether any portion thereof has been repaid by the Company and such full amount accruing as of the day following the New Maturity Date and then upon each 30 day anniversary of the New Maturity Date.

Upon the consummation by the Company of a private placement of common stock (and no other securities other than warrants, such common stock and warrants, if any, the “PIPE Securities”) with gross proceeds to the Company of at least $8,000,000 (the “PIPE Offering”), the Company agreed that each Investor shall elect, at its sole option, either to (i) convert all of the principal amount then outstanding, plus all accrued and unpaid interest thereon, into the PIPE Securities at a price per share or unit, as the case may be, equal to 80% of the price per share or unit sold in the PIPE Offering or (ii) require the Company to repay the principal amount then outstanding plus all accrued and unpaid interest on such Investor’s Note in cash.  The Company shall have the right to prepay the Notes prior to the New Maturity Date, except in connection with a PIPE Offering, in which case each Investor shall have the option to convert or redeem the principal amount, as described herein.  Until the one (1) year anniversary of the PIPE Offering, the Investors will retain the right to purchase up to 100% of all debt and/or equity financings offered by the Company or any of its subsidiaries.  Subject to the terms and conditions of the Extension Agreement, the Investors waived all prior and currently existing Events of Default (as defined in the Purchase Agreement) with respect to the Notes.  In addition, the Investors waived their right to participate in (i) the $500,000 unsecured debt financing consummated by the Company on September 22, 2011 as described in the Current Report on Form 8-K filed by the Company with the SEC on September 27, 2011 and (ii) a proposed sale by the Company of up to 500,000 shares of common stock at a purchase price of $1.00 per share.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Form of Note Extension Agreement
10.2	Securities Purchase Agreement, dated as of February 28, 2011 (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.2	Form of Secured Convertible Promissory Note (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.3	Form of Warrant (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.4	Form of Registration Rights Agreement (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BioZone Pharmaceuticals, Inc.

Date: November 3, 2011	By:	/s/ Elliot Maza
Name: Elliot Maza
Title: Chief Executive Officer and CFO

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